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[LOGO]

MARCH 2006

Analyst & Investor Event

[LOGO]

1

Note on Forward-Looking Statements	[LOGO]

This presentation, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances.  Readers of this presentation should understand that these statements are not guarantees of performance or results.  Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements.  These factors include, among other things, future economic circumstances, industry conditions, company performance and financial results, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, access to capital, actions of governments and regulatory factors affecting the company’s businesses and other risks described in the company’s reports filed with the Securities and Exchange Commission.  The company cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made.

This presentation includes certain “non-GAAP” financial measures as defined by SEC rules.   As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures and presented in accordance with Generally Accepted Accounting Principles located in the appendix of this presentation.

2

[LOGO]

MARCH 2006

Analyst & Investor Event

Welcome

Gary Rodkin

President and CEO

[LOGO]

3

[LOGO]

ConAgra Foods: Significant Potential

Blocking & Tackling

Underleveraged Brands
[GRAPHIC]
Cost Structure

Commodity Expertise

4

Blocking & Tackling

Underleveraged Brands
[GRAPHIC]
Cost Structure

Commodity Expertise

WHY HASN’T IT HAPPENED YET??

5

Operational Performance Trap

High Complexity	Volume Shortfalls	Weak Brand Position	Lower Margins	Profits Decline	Cut R&D and Marketing

Inefficient Supply Chain/ Logistics Network	Inconsistent Customer Service	High Inventory/ Service Costs	Increase Trade	Lose Share	Lower Innovation/ Product Visibility

6

The New CAG:

A true operating company

that delivers sustainable

profitable growth

7

Building the New ConAgra Foods

Culture

[GRAPHIC]

8

Culture: A Root Cause of Underperformance

Independent Operating Company Heritage

Silo Mentality

Resistance to “Corporate”

Size, Not Scale

9

Culture: Implementing Change

Simplicity	Collaboration

Results

Accountability

Execute with Excellence

10

Building the New ConAgra Foods

Culture

[GRAPHIC]

Portfolio

11

Fewer, Bigger, Better

More and Better Marketing

12

More and Better Marketing

[LOGO]

13

More...

[CHART]

14

Commercial

15

More & Better

[LOGO]

[GRAPHIC]

16

Fewer, Bigger, Better

More and Better Marketing

Platform Innovation

17

Platform Innovation: Brands

[LOGO]

18

Platform Innovation: Categories

[GRAPHIC]

19

Platform Innovation: Technology

[LOGO]	[LOGO]
[GRAPHIC]	[GRAPHIC]

[LOGO]	[LOGO]
[GRAPHIC]	[GRAPHIC]

20

Fewer, Bigger, Better

More and Better Marketing

Platform Innovation

In-Store Execution

21

In-Store Execution

[GRAPHIC]

22

Fewer, Bigger, Better

More and Better Marketing

Platform Innovation

In-Store Execution

Divest Non-Core Operations

23

Divest Non-Core Operations

• Packaged Meats	[LOGO]
• Cheese
• Seafood

24

Refrigerated Meats: Clear Divestiture Candidate

15% CAG Sales

Minimal EBIT

Complex and Inefficient

Poor Execution and Customer Service Levels

Likely Constant Drag on CAG Financial Metrics

25

Refrigerated Meats: Clear Divestiture Candidate

15% CAG Sales

Minimal EBIT

Complex and Inefficient

Poor Execution and Customer Service Levels

Likely Constant Drag on CAG Financial Metrics

CONSTANT DISTRACTION

26

Packaged Meats to be Divested

Drastically underperformed in important metrics

	Packaged Meats	Other CAG
Recent Sales Trend	(10)%	+1%
Recent Gross Margin %	< 10%	25%

… and are a drag on ConAgra’s performance and valuation

27

Meat Portfolio Complexity

Eight key meat brands utilized across multiple products and various distribution channels

Products
Key Brands	Hot Dogs	Meats	Lunch Meats	Dinner Meats	Deli Meats	Whole Turkey	Whole Ham	Culinary
Butterball	X	X	X	X	X	X		X
Cook’s				X			X
Eckrich	X	X	X	X	X			X
Armour	X	X	X	X	X		X	X
Hebrew National	X		X	X	X			X
Healthy Choice	X	X	X	X	X			X
County Line					X
Decker	X	X	X	X				X
Other	X	X	X	X	X	X		X
Industrial and Non Branded	X	X	X	X	X	X	X	X

2,300+ SKUs:  Significantly more than key competitors

28

Inefficient and Complex Meat Supply Chain

Over 20 plants and 24 co-packing facilities

Locations

[CHART]

Some locations produce non-meats products and multiple brands

Note:  Includes all locations supplying meat products; Numbers do not add due to manufacture of multiple brands at single locations

29

Cheese and Seafood Divestitures

Low Gross Margins

Significant Working Capital Investments

1000+ SKUs Creates Complexity

30

Impact of Divestitures on ConAgra Foods

Improved Business Fundamentals

•                    Streamlined Portfolio

•                    Catalyst for:

•       Reduced complexity

•       Faster progress on other key initiatives

Enables Aggressive Attack on Costs

31

Building the New ConAgra Foods

Culture

Portfolio	[GRAPHIC]

Cost Structure

32

Cost Structure

•                  Procurement

•                  Manufacturing

•                  Transportation and Warehousing

•                  G&A

Generate Savings Exceeding $500MM/yr by FY09

before the impact of inflation

Significant Working Capital Improvements

Fuel for Reinvestment

33

Major Financial News Today

Lowering the Earnings Base to $1.10-$1.15*

•                  Portfolio changes

•                  Brand investment

Cost Reduction Programs with Implementation Costs

More Sustainable Dividend Level

* See Appendix A for reconciliation

34

New Earnings Base for FY07 (Rounded)

FY07 EPS
EPS – Current Trajectory*	$1.35 - $1.40

Impact of divestitures	($.25)

Increased Marketing, R&D investment	($.08 - $.10)

Cost reduction	$.08 - $.10+

FY07 Earnings Base	$1.10 - $1.15

*      EPS – Current Trajectory approximates earnings per share before items impacting comparability including, but not limited to, restructuring and impairment charges and gains and losses on sales of assets.  The timing of these events and therefore the impact on Fiscal 2007 earnings per share cannot be reasonably estimated at this time.

Note: excludes EPS impact of deployment of divestiture proceeds

35

Growth Assumptions: FY08 and FY09

Sales: Ramp to 2-3% annual growth

EPS: Achieve 7-9% annual growth

•                  Goal: Return to current EPS run rate during FY09

•                  Significant additional opportunity beyond FY09

•                  to eventually achieve peer group average EBIT margins

36

Organizational Structure: Streamlining

Gary Rodkin President and CEO

Greg Heckman President and COO Commercial Products	Dean Hollis President and COO Consumer Foods	Jim Hardy EVP Product Supply	Doug Knudsen President Sales	Owen Johnson EVP & Chief Administrative Officer, Corp Secretary

Frank Sklarsky EVP and Chief Financial Officer	Rob Sharpe EVP Legal Affairs & External Affairs	Dr. Al Bolles SVP Product Quality & Development	Jacqueline McCook EVP and Chief Growth Officer

37

		Gary Rodkin President and CEO	New To CAG or job - Last 3 months

Greg Heckman President and COO Commercial Products	Dean Hollis President and COO Consumer Foods	Jim Hardy EVP Product Supply	Doug Knudsen President Sales	Owen Johnson EVP & Chief Administrative Officer, Corp Secretary

Frank Sklarsky EVP and Chief Financial Officer	Rob Sharpe EVP Legal Affairs & External Affairs	Dr. Al Bolles SVP Product Quality & Development	Jacqueline McCook EVP and Chief Growth Officer

38

Gary Rodkin President and CEO

Consumer Foods P&L	Enterprise Functions	Commercial Products P&L

39

Incentive Programs

Annual Short-term Incentives: Multiplier Effect for Achieving Cost Savings Targets

Long-term Incentives: Structured Around a Combination

 of EBIT Growth and ROIC Improvement

[CHART]

40

Former Vision

America’s

Favorite

Food Company

41

New Focus

The New CAG:

A true operating company

that delivers sustainable

profitable growth

42

Summary of the New ConAgra Foods

•	Restructure and rewire organization	Integrated enterprise
•	Focus the portfolio	Better ROI
•	Aggressively attack cost structure	Improved margins
•	Savings fuel top-line investment	Drive marketing and innovation

Execute with Excellence

43

Meeting Agenda

Consumer Foods	Sales Strategies	Commercial Products

Productivity & Operations	Financial Goals & Objectives

44

[GRAPHIC]

[LOGO]

MARCH 2006

Analyst & Investor Event

Consumer Foods

Dean Hollis

President & COO,
Consumer Foods

[GRAPHIC]	[LOGO]

45

Consumer Foods

[LOGO]

Brand Portfolio

Product Fundamentals

Profiles of Progress

46

Consumer Foods: $7+ Billion in Sales

Meals & Entrees	Condiments & Sides	Snacks & Desserts

[LOGO]	[LOGO]	[LOGO]

47

Brand Portfolio

15 brands >$100MM

Leading national brands

[LOGO]

48

15 brands >$100MM

Leading national brands

Strong regional brands

[LOGO]

49

15 brands >$100MM

Leading national brands

Strong regional brands

Strategic Private Label participation

[GRAPHIC]

50

HOWEVER, significant opportunities remain …

Only 15% SKU’s > 80% ACV Distribution

New Product Sales less than 1/2 Industry Average

Total A&P ½ Competitive Average

51

Brand Portfolio:  Re-Framing the Portfolio

Key Evaluation Criteria

1	2	3	4	5
Category Growth and Market Share Potential	Brand / Price Power	Supply Chain Considerations	Strategic Potential and Fit	Financial Performance

% Revenue		% Profit

43%	Prioritize	52%

18%	Pick Battles	15%

27%	Maintain	26%

12%	Manage for Cash	7%

Prioritizing the Portfolio to focus and invest for Sustainable, Profitable Growth

52

Brand Portfolio:  Building the Plan

To build our plan, three questions to address:

1      How will we grow?

Innovation	[GRAPHIC]

Renovation	[GRAPHIC]

Execution	Blocking and Tackling

53

To build our plan, three questions to address:

1 How will we grow?	2 What levers will we pull?

Innovation	Fix the Mix	• Prioritize the Portfolio • SKU Optimization • Merchandising • Sales and Margin Up

Renovation	Driving Demand	• Insights • Consumer Pull • Customer Push • Improved ROMI

Execution	Efficient Supply	• Procurement • Manufacturing • Logistics • Lower Cost Basis

54

To build our plan, three questions to address:

1 How will we grow?	2 What levers will we pull?	3 For what outcome?

Innovation	Fix the Mix	Sales

Renovation	Driving Demand	Margins

Execution	Efficient Supply	ROI

Focus on these levers and corresponding outcomes will differ based on brand prioritization

55

Brand Portfolio:  Relevant to Consumer Trends

• Health and wellness	[LOGO]

• Flavor adventure

• Uncompromised quality

• Trusted value brands

• CONVENIENCE

56

Product Fundamentals: Health and Wellness

•                  Positive nutrition in Kid Cuisine and Chef Boyardee

•                  Growing Organics with Orville, Hunt’s, Pam, and Light Life

•                  The Max pizza delivers whole grain for school lunches

•                  Advancements in sodium reduction

•                  Alternative solutions for trans fat

[GRAPHIC]

57

Product Fundamentals: Adventures in Flavor

•                  Ethnic diversity of LaChoy, Rosarita, and Rotel

•                  Healthy Choice leads with Flavor Adventures

•                  New bold popcorn flavors

•                  New flavor varieties on Egg Beaters

[GRAPHIC]

58

Product Fundamentals: Unsurpassed Quality

•                  Hebrew National = highest quality / Kosher “certified”

•                  Egg Beaters – real eggs, real difference

•                  Reddi-wip – made with real cream

•                  Marie Callender’s Crocks - fresh frozen meats and vegetables

•                  Snack Pack Pudding – milk #1 ingredient

[GRAPHIC]

59

Product Fundamentals: Trusted Value Brands

•                  Deep understanding of consumer drivers

•                  Enhanced convenience

•                  Responsible nutrition

•                  Contemporary new offerings

[GRAPHIC]

60

Product Fundamentals: Convenience = Margin Up

•                  Microwaveable meal solutions in minutes

•                  Meals with emphasis on “family” time

•                  Healthy meals for active lifestyles

•                  Portion controlled snacking

[GRAPHIC]

61

Profile of Progress:  Egg Beaters

Expanding Frame of Reference:  Targeting Shell Egg Users

•                  New advertising message

•                  Relevant new items

•                  Retail shelf adjacency

[GRAPHIC]

62

Commercial

63

Profile of Progress:  Slim Jim

Better Connecting with Core Consumers

•                  Targeted advertising, sponsorships and grass roots promotions

•                  New distribution across all channels

•                  Multiple “points of interruption” across the store

[GRAPHIC]

64

Profile of Progress:  Chef Boyardee

Driving Purchase Frequency and Buy Rate

•                  Improved nutritionals across the line

•                  New varieties expanding consumption

•                  Shelf merchandising improves shopability

[GRAPHIC]

65

Commercial

66

Profile of Progress:  Reddi-wip

Increasing Usage Occasions

•                  In-store tie-ins with seasonal “host foods”

•                  New advertising and in-store promotions reinforcing everyday usage

•                  New distribution opportunities, initially in club channel

[GRAPHIC]

67

Profile of Progress:  Healthy Choice

Franchise Growth Via Consumer Immersion

•                  Product improvements driving sales +30%

•                  “Green is Good” increasing HHP +16%

•                  New product pipeline re-loaded in FY07

[GRAPHIC]

68

The New ConAgra Foods

Finally, Prioritizing the Brand Portfolio

Focused on Meaningful Consumer Trends

Serious about Renovation and Innovation

Execute with Excellence

69

[GRAPHIC]

[LOGO]

MARCH 2006

Analyst & Investor Event

Sales Strategies

Doug Knudsen

President, Sales

[LOGO]

70

What’s Different ?

PAST	PRESENT

5 Different Sales Organizations	“ONE” Unified Sales Force

Multiple Systems / Limited Tools	“ONE” System with Integrated Sales Tools

“Push” Sales Focus	“Pull” Focus / Consumption Based

Trade Promotion Dependent	Balanced Mix (Marketing / Trade)

Volume Based Incentive	Net Sales / Profit Based Incentive

Transition From Sales Managers to “Business Managers”

71

Sales Organization Priorities

Base Volume Growth

Trade Spending Effectiveness

Channel Opportunities

72

Base Volume Growth - Gold Store Initiative

•                  Objectives

•                  Drive BASE category growth for customers

•                  Increase everyday demand for ConAgra Foods brands

•                  Reduce reliance on trade spending

•                  Opportunities

•                  Fix the Mix - ideal assortment

•                  Improved shelf presence / adjacencies

•                  Increased secondary placements

•                  Optimum Everyday Pricing

73

Gold Store Initiative	[GRAPHIC]

All Brands MUST Grow

FOCUS                  Sales Execution on Top 10 Categories

OBJECTIVE

Grow Key Categories	• Grow Priority Brands	• Flawless In-Store Execution

Microwave Popcorn		Canned Pasta

Meat Snacks		Liquid Eggs

Whipped Toppings	[LOGO]	Cooking Sprays	[LOGO]

Canned Tomatoes		Frozen Meals

Premium Hot Dogs		Sloppy Joe Mix

74

Egg Beaters Objectives

•	Liquid eggs adjacent to shell eggs

•	Full line distribution base and flavors – 7 SKU’s	[LOGO]

•	Everyday shelf price - $2.99

	Egg Beaters Growth: +10-15%	[GRAPHIC]

75

Whipped Topping Objectives

•	Adjacent to rfg pudding at eye level

•	Minimum 5 SKU’s

•	Cooler Program with Host Foods	[LOGO]

• Cocoa, Pies, Berries, Ice Cream

	Reddi-Wip Growth: +10-12%	[GRAPHIC]

[GRAPHIC]

76

Chef Boyardee Objectives

•	Core Four at eye level

•	40 oz. Center Shelf
[LOGO]
•	Chef Brand Block

•	Minimum 18 SKU’s

	Chef Growth: +6-9%	[GRAPHIC]

77

Trade Spending Effectiveness

•                  $1.6B+ Annual Investment (Ex Divestitures)

•                  Recently implemented Trade Promotion Management (TPM) system

•                  Fully integrated module of SAP

•                  Disciplined process and controls

•                  Visibility to profitability by customer

•                  Analytics by customer, brand and event level

•                  (STEP Tool) Strategic Trade Effectiveness Program

•                  What-if scenarios using history and statistics

•                  Models sales, profitability and ROI by event

•                  Post-event analysis (Measure, Learn & Change)

78

Improving Trade Effectiveness

	From	To	Impact

[GRAPHIC] $500MM Brand	$0.79 & $0.89 Features	5/$5 Features	Sales +8% + + + ROI

[GRAPHIC]	$1.99 TPRs	2/$4 Features
$100MM Brand			Sales +10%
	4 Weeks	1 Week	+ + + ROI
	Promoted	Promoted

79

Trade Spending Effectiveness

Opportunities

•                  Shift lowest 10% ROI events

•                  Target Customer’s most effective merchandising vehicle

Goal: 3% Reduction = $50MM

TRADE WILL BE EFFECTIVELY MANAGED

80

Channel Opportunities

ConAgra Foods Sales by Major Retail Channel (%)

Fastest Growing Channels

[CHART]

81

Channel Opportunity:  Membership / Club

Index = 75% to competitive set
Membership/Club

[GRAPHIC]	[GRAPHIC]

82

Channel Opportunity:  Emerging Formats

Emerging Formats

[LOGO]	[GRAPHIC]

83

Channel Opportunity:  Convenience Stores

Convenience Stores

[LOGO]	[GRAPHIC]

84

Convenience Stores	[LOGO]
	Before	After

[LOGO]	[GRAPHIC]	[GRAPHIC]

85

The New ConAgra Foods

Base Volume Growth

Trade Spending Effectiveness

Channel Opportunities

Execute with Excellence

86

[GRAPHIC]	[LOGO]
MARCH 2006
Analyst & Investor Event
Commercial Products

Greg Heckman

President & COO,
Commercial Products

[LOGO]

87

Food Products Sales Channel Breakdown

Consumer Foods	Sales Channels	Commercial Products

80%	Retail Outlets	10%

15%	Foodservice	60%

5%	Food Mfg/Industrial	30%

88

Commercial Products: $4+ Billion in Sales

Recognized Business To Business Brands

Significant Scale

Solid Track Record

Expansive Customer Portfolio

Focused Growth Agenda

89

Recognized Business to Business Brands

[LOGO]		[LOGO]

• Wheat Flours		• Onion
• Oat Products		• Garlic
• Barley Products	[LOGO]	• Vegetables
• Chili Peppers
• French Fries
• Mashed Potatoes
[LOGO]	• Hash Browns
• Dough-Enrobed Hand Helds
• Seasoning Blends	• Appetizers	[LOGO]
• Flavors
• Bases		• Agricultural Commodities
• Spices		• Energy Commodities
• Commodity Services
• Risk Management

90

Significant Scale

[LOGO]	• #1 in North America, #2 globally

• #3 in North American wheat milling

• #1 in North American dehydrated onion, garlic and chili peppers

• Complete portfolio of Agricultural and Energy commodities and services

91

ConAgra Trade Group: Linking Supply & Demand

Economic Analysis &
Market Transparency

Trading &	Flywheel	Transactional
Merchandising	of	Platform
Earnings

Logistical
Services

Benefits to CAG:

Opportunities to lower input costs

Earnings diversification

92

Solid Track Record

[CHART]

93

Expansive Customer Portfolio

Foodservice	Food Manufacturing	Industrial	Retail

[LOGO]	[LOGO]	[LOGO]	[LOGO]

94

Focused Growth Agenda

Expand on Strengths

Relevant Innovation	[CHART]

Customer Solutions

95

Expand on Strengths

[LOGO]	• Global footprint anchors growth

[LOGO]	• Whole grain portfolio on trend

[LOGO]	• Industry leadership in product quality

[LOGO]	• Customized value with speed

[LOGO]	• Energy and agriculture converging

96

Relevant Innovation

[LOGO]

“MyFries” with i3 Advantage
indulgent — intelligent — innovative

• 100% satisfaction with up to 25% less fat
[GRAPHIC]
• No compromise on taste or texture

• New process technology

• Launching this year

97

[LOGO]

• Multiple flavors
[GRAPHIC]
• QSR launch this year

• Featured at the Olympics

98

[LOGO]

• Ultragrain® 100% Whole Grain
[GRAPHIC]
• Multiple applications

• Industry changing

99

[LOGO]

• Controlled Moisture®

• Fire-Roasted Grilled Vegetables
[GRAPHIC]

• Gardenfrost® Purees

• Mediterranean, Latin and Asian flavors

• Unique soft-frozen delivery

100

[LOGO]

• Amplify® salt enhancement technology
[GRAPHIC]
• Allows reduction of sodium without sacrificing taste

• Sodium reduced up to 50% depending on application

101

Customer Solutions

Consumer Insights

Culinary COE

Technical Services/Support	[GRAPHIC]

Product/Service Combinations

Commodity Service Provider

102

The New ConAgra Foods

Extend Core Competencies

Sustain Momentum

Capture Opportunities

Leverage ConAgra Foods

Execute with Excellence

103

[GRAPHIC]	[LOGO]
MARCH 2006
Analyst & Investor Event
Driving Supply Chain
Excellence

Jim Hardy

Executive Vice President,
Supply Chain

[LOGO]

104

Product Supply

Link and Leverage

Opportunity Ahead

105

Before

All Reported to Different Leaders, No Integration

Logistics
Procurement		[GRAPHIC]
[GRAPHIC]				Customer Service
[GRAPHIC]
	Engineering		Manufacturing
	[GRAPHIC]		[GRAPHIC]

106

After

Fully Integrated Supply Chain Organization

Procurement	Logistics
[GRAPHIC]	[GRAPHIC]
Manufacturing
[GRAPHIC]

[GRAPHIC]
Engineering
	[GRAPHIC]		Represents $9B of cost post divestitures
Customer
Service

107

Enterprise Product Supply Vision

World Class Organization

Continuous Improvement

Zero Loss Culture

Gross Margin Expansion

108

Strategic Priorities

Get the Fundamentals Right

Re-engineer the Organization

Rationalize our Asset Base

Drive Sustainable Business Improvements

109

Product Supply

Opportunity Ahead

110

Variable Cost Focus

	Annual Spend	Annual Productivity	Annual Savings
	$B	%	$
Procurement	$5.5-$6B	3%	$150-$175MM

Manufacturing Productivity	$2B	3-5%	$75+MM

Logistics	$1B	3%	$25-$40MM

$250-$300MM/yr by FY09

Continually Battling Inflation

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Variable Cost Savings—Procurement

Opportunity

•   < 10% of indirect spend negotiated by procurement

•   Too many specifications

•   Complex product designs

•   No visibility to inbound freight costs

Action Plan

•   Consolidate total spend and better leverage strategic suppliers

•   Partner with R&D to eliminate complexity

•   Develop a formula pricing purchasing strategy

Opportunity:

$150-$175MM Annual Savings

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Variable Cost Savings—Manufacturing

Opportunity

•   Current Overall Equipment Effectiveness (OEE) 50%

•   No standard enterprise process

•   < 20% of operations are 7 day

Action Plan

•   Implement OEE program & drive to 85%

•   Develop & implement a ConAgra performance system

•   Optimize operating strategy

Opportunity:

$75MM+ Annual Savings

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Variable Cost Savings—Logistics

Opportunity

•   Not leveraging our scale

•   Too much inventory

•   Too many product touches

•   Limited regional manufacturing capability

Action Plan

•   Significantly reduce finished goods inventories

•   Expand regional manufacturing capability

•   Consolidate Mixing Center network and better leverage freight scale

•   Drive efficient customer programs

Opportunity:

$25-$40MM Annual Savings

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Fixed Cost Savings / Plant Rationalization

Divestitures

• Sell 22 plants
Drives 30% improvement
+	in Capacity Utilization

Core Plant Rationalization

• Close 10-12 plants : Phase I

• Phase II: Stay Tuned

Opportunity:

$100MM Permanent Reduction in Fixed Costs by FY09

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Product Supply Cost Savings

Variable Cost Focus

	Annual Spend	Annual Productivity	Annual Savings
	$B	%	$

Procurement	$5.5-$6B	3%	$150-$175MM

Manufacturing Productivity	$2B	3-5%	$75+MM

Logistics	$1B	3%	$25-$40MM

		$250-$300MM/yr by FY09

Fixed Cost Focus

Manufacturing	$100MM
Rationalization

$100MM permanent reduction in fixed costs by FY09

Continually Battling Inflation & Driving out Fixed Costs

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The New ConAgra Foods

Leverage the Integration of the Supply Chain

Link Product Supply to Critical Business Strategies

Pursuing a Rich Portfolio of Cost Savings Opportunities

Execute with Excellence

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MARCH 2006

Analyst & Investor Event

[LOGO]

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[GRAPHIC]	[LOGO]
MARCH 2006
Analyst & Investor Event
Financial Objectives & Goals

Frank Sklarsky
EVP and Chief Financial Officer

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Topics for Discussion

• Major Factors Influencing Outlook	• Special Charges

• New Earnings Base	• Capital Spending

• FY07 - FY09 Goals	• Capital Allocation

•   Leading Indicators

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Major Factors Influencing Outlook: Divestitures

$ EPS

Approximate lost earnings, incl. costs allocated/absorbed	$0.05-$0.06

G&A Costs Absorbed	$0.12

COGS Impact	$0.07-$0.08

Total Near Term Dilution	$0.25

Dilution estimate does not reflect:

•   Application of divestiture proceeds

•   Benefit of cost reduction initiatives

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Impact of Divestitures on Financial Profile

Run Rate
	Before	After	Divestiture
	Divestitures	Divestitures	Impact

Net Sales*	$14.4B	$11.6B	($2.8B)

Gross Margin (%)	21% - 22%	24% - 25%	+300 bps

EBIT Margin (%)*	9.5%	10%	0.5 pts

•    Divested businesses reported as discontinued operations

•    Excludes special charges and other items impacting comparability

* See Appendix A for reconciliation

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Major Factors Influencing Outlook

•      Supply Chain: Variable Cost Focus

•      Ramp to 3%+ COGS productivity savings, annually

•      Represents gross savings, before impact of inflation

•      Supply Chain: Fixed Cost Focus – Plant Rationalization

•      Achieve $100MM by FY09

•      Savings carry over into future years

•      Supply Chain: Net Target

•      Contribute net $100MM+ to bottom line by FY09

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•   General & Administrative costs

•   Ramp savings to more than $100MM/yr

•   Trade Spend efficiency

•   2% - 3% pts reduction or $30MM - $50MM over next 2 years

•   Drive improvement in volume, mix, revenue realization

•   Working Capital

•   Generate incremental $50MM - $75MM cash flow benefit per year for next 3 years

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Increased Marketing Investment

	Old Revenue Base	New Revenue Base

		Prioritize	$425MM to
$350MM			$450MM
	“All Brands	Pick
	Created Equal”	Battles

4% on		Maintain	9% - 10% on
Everything			Prioritized Brands
Manage
for Cash

	Prior Model	New Model:
Focus & Target!

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New Earnings Base for FY07 (Rounded)

FY07 EPS

EPS – Current Trajectory*	$1.35 - $1.40

Impact of divestitures	($.25)

Increased Marketing, R&D investment	($.08 - $.10)

Cost reduction	$.08 - $.10+

FY 2007 Earnings Base	$1.10 - $1.15

*                 EPS – Current Trajectory approximates earnings per share before items impacting comparability including, but not limited to, restructuring and impairment charges and gains and losses on sales of assets. The timing of these events and therefore the impact on Fiscal 2007 earnings per share cannot be reasonably estimated at this time.

Note: excludes EPS impact of deployment of divestiture proceeds

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FY07-FY09 Goals

	Adj. Profile* FY07	FY08 – FY09	FY09 Goal

Net Sales	$11.6B	Ramp to 2% - 3% annual growth	$12B+

EBIT Margin**	10%	Ramp to 75 - 100 bps/yr improvement	12%+

EPS	$1.10 - $1.15	Achieve 7% - 9% annual growth	$1.35 - $1.40

ROIC**	10%	Gradually move to 12%+	12%+

•      Goals:

•     Capture $500MM of cost opportunities (pre-inflation)

•     Return to current EPS run rate during FY09

•      Significant additional opportunity beyond FY09

•     to eventually achieve peer group average EBIT margins

* Excludes impairment, restructuring and other special charges

** See Appendix A for reconciliation

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EBIT Growth Model: Directional Patterns

Near Term:
SG&A savings more significant
1 -2 Yrs And After:
Gross Margin more significant

[CHART]

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Impairment, Restructuring, & Other Special Charges

FY06 – FY09 ($MM)

	Non-Cash	Cash	Total	CAPEX
	Charges	Charges	Charges	Requirements

Supply Chain Rationalization (pre-tax)	$100MM	$70MM	$170MM	$165MM

G&A Reductions (pre-tax)		$50MM to $100MM

Divestitures	— $60MM pre-tax, $170MM after-tax est. charges —

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Capital Spending

	FY07	FY08	FY09

CAPEX ($MM) Organic Running Rate	$350	$400	$400

CAPEX ($MM) Rationalization / other special items	$100	$50	$25

Total ($MM)	$450	$450	$425

More bias toward rationalization near term, followed by greater investment in growth and margin improvement

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Capital Allocation Goals

•  Healthy balance sheet

•  Solid investment grade credit rating

•  Flexibility to make investments

•  CapEx for rationalization and process excellence

•  Brand building

•  A&P, R&D, Innovation

•  ROIC-based capital allocation

•  Benchmark vs. benefit of share repurchases

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Dividend Adjustment

Dividend now becomes $0.72 per share, or 18¢ per quarter starting with June payment

•   Sustainable payout ratio

•   Attractive yield

•   Flexibility to invest in business

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Capital Allocation Model

Free Cash Flow from ongoing operations	Divestiture proceeds & other one-time inflows

	Debt Actions	Share Repurchases	Acquisitions

	• Lower significance near-term	Authority Remaining in	• Lower significance near-term
Funding of Dividends	• Maturity extensions • Coupon/risk reduction	Existing Program	• High payback “bolt-on” possible

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Leading Indicators of Progress

Gross Margin Expansion

A&P / R&D Spend on Consumer Foods

Growth & Market Share of Priority Brands

Overall Manufacturing Efficiency

G&A as a % Sales

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Major Unknowns Influencing FY07 - FY09 Results

•                  Timing of divestitures

•                  Further enables corresponding cost reduction programs

•                  Amount of divestiture proceeds

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MARCH 2006
Analyst & Investor Event
Summary

Gary Rodkin

President and CEO

[LOGO]

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Operational Excellence

Simplification	Consistent Bottom Line Through Top Line Growth	Stronger Base Foundation	Higher Margins	Growing Profits	Higher R&D and Marketing Investment

Rationalized Supply Chain	Consistently Great Customer Service	Lower Inventory/ Service Costs	Gain Share	Grow Volume	Consumer/ Customer Bigger/Better Innovation

Execute with Excellence

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The New CAG:

A true operating company that delivers sustainable profitable growth

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[LOGO]

MARCH 2006

Analyst & Investor Event

[LOGO]

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Appendix A:  Forward-Looking Annual Sales Reconciliation

CONAGRA FOODS, INC.

Reconciliation of  FY07 Net Sales Run Rate

($USD, in millions)

	Consumer Products	Commercial Products	Divestitures	Consolidated

Net sales	$7,300	$4,300	$2,800	$14,400

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Appendix A:  Forward-Looking FY07 EBIT Reconciliation

CONAGRA FOODS, INC.

Impact of Divestitures on Financial Profile

($USD, in millions)

	FISCAL YEAR 2007 Run Rate
	Before Divestitures*	Divestiture Impact	After Divestitures

Net sales	$14,400	$2,800	$11,600
Costs of goods sold	11,275	2,525	8,750
Gross Profit	$3,125	$275	$2,850
Gross Margin %	21.7%	9.8%	24.6%

Earnings Before Interest and Taxes (EBIT)

Income from continuing operations before income taxes and equity method investment earnings	$1,080	$200	$880
Add Interest expense, net	280	—	280
Add Equity method investment earnings	30	—	30
Earnings Before Interest and Taxes (EBIT)	$1,390	$200	$1,190
EBIT divided by Net Sales	9.7%	7.1%	10.3%

Income from continuing operations before income taxes and equity method investment earnings divided by Net Sales	7.5%	7.1%	7.6%

*Amounts do not reflect the impact of divestitures and other items impacting comparability including, but not limited to, restructuring and impairment charges and gains and losses on sales of assets.  The timing of these events and therefore the impact on Fiscal 2007 run rate cannot be estimated at this time.

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Appendix A:  Forward-Looking FY07 ROIC Reconciliation

Impact of Divestitures on Financial Profile

($USD, in millions)

	FISCAL YEAR 2007 Run Rate
	Before Divestitures*	Divestiture Impact	After Divestitures

Return on Invested Capital
Earnings before interest and taxes	$1,390	$200	$1,190
Income tax expense at projected 36% effective tax rate	500	72	428
Return	890	128	762
Total Common Stockholders’ Equity (Equity)	5,450	(300)	5,150
Notes payable	0	0	0
Current installments of long-term debt	20	0	20
Senior long-term debt	3,450	0	3,450
Subordinated Debt	400	0	400
Total Equity and Interest-bearing Debt	9,320	(300)	9,020
Less: Cash	625	680	1,305
Invested Capital	$8,695	$(980)	$7,715
Return on Invested Capital	10.2%	NA	9.9%
Income from continuing operations*	$710	NA	$585
Return on Total Common Stockholders’ Equity	13.0%	NA	11.4%

*Amounts do not reflect the impact of divestitures and other items impacting comparability including, but not limited to, restructuring and impairment charges and gains and losses on sales of assets. The timing of these events and therefore the impact on Fiscal 2007 run rate cannot be estimated at this time.

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